UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2012

BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 953-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition

On November 1, 2012, BlueLinx Holdings Inc. (“BlueLinx” or “the Company”) issued a press release announcing its financial results for the third fiscal quarter ended September 29, 2012.  A copy of BlueLinx’ press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On November 1, 2012, as previously announced, BlueLinx held a teleconference and audio webcast to discuss its financial results from the third fiscal quarter ended September 29, 2012. The webcast will be archived and can be accessed via BlueLinx’ website at www.BlueLinxCo.com.  Additionally, BlueLinx has posted slides at its website, under the investor relations page, which were referenced during the audio webcast.  These slides are furnished as Exhibit 99.2 hereto. All information on the slides and in the webcast is presented as of November 1, 2012, and BlueLinx does not assume any obligation to update such information in the future.

To supplement GAAP financial information, we may use adjusted measures of operating results which are non-GAAP measures.  This non-GAAP adjusted financial information is provided as additional information for investors.  These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

The information included in this Item 2.02, as well as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 7.01	Regulation FD Disclosure

A copy of the presentation slides to be used by BlueLinx from time to time in connection with meetings with investors are furnished with this Current Report as Exhibit 99.3. The information included in this Item 7.01, as well as Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01            Financial Statements and Exhibits

 (d)           Exhibits

Exhibit No.	Description
99.1	Press release, dated November 1, 2012, reporting financial results for the third fiscal quarter ended September 29, 2012

99.2	Webcast conference call slides used during webcast conference call on November 1, 2012

99.3	Investor Presentation Slides dated November 1, 2012

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.

	By:	/s/ H. Douglas Goforth
H. Douglas Goforth
Chief Financial Officer & Treasurer

Dated: November 1, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated November 1, 2012, reporting financial results for the third fiscal quarter ended September 29, 2012

99.2	Webcast conference call slides used during webcast conference call on November 1, 2012

99.3	Investor Presentation Slides dated November 1, 2012